UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2011

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(214) 905-5145
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On June 13, 2011, ULURU Inc., a Nevada corporation (“Uluru”), completed a $140,000 convertible debt financing with Kerry P. Gray, the Company’s Chairman, President, and Chief Executive Officer.  The Company intends to use the funds for general corporate purposes.

The convertible notes will bear interest at the rate of 10.0% per annum, with annual payments of interest commencing on July 1, 2012.  The full amount of principal and any unpaid interest will be due on June 13, 2014.  The outstanding principal balance of the notes may be converted into shares of ULURU Inc. common stock, at the option of the note holder and at any time, at a conversion price of $0.08 per share or 1,750,000 shares of common stock.  The company may force conversion of the convertible note if the common stock trades for a defined period of time at a price greater than $0.12.  The convertible note is secured by the grant of a security interest in the inventory, accounts receivables and capital equipment held by the Company.  The securities issuable on conversion have not been registered under the Securities Act of 1933 and may not be sold absent registration or an applicable exemption from the registration requirements.

As part of the convertible debt financing, Mr. Gray will also receive a warrant to purchase up to 525,000 shares of ULURU Inc.’s common stock.  The warrant has an exercise price of $0.08 per share and is exercisable at any time until June 13, 2016.

The descriptions of terms and conditions of the Secured Convertible Subordinated Note, Common Stock Purchase Warrant, and Security Agreement set forth herein are not complete and are qualified in their entirety by the full text of the form of Secured Convertible Subordinated Note, which is attached hereto as Exhibit 10.1 and incorporated herein by reference, the form of the Common Stock Purchase Warrant, which is attached hereto as Exhibit 4.1 and incorporated by reference herein, and the Security Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.  In connection with the foregoing issuance, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities.  The offering and sale was made to a single person, who is an accredited investor, and transfer is restricted by the Company in accordance with the requirements of the Securities Act.

A copy of the press release making the announcement of the convertible debt financing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
4.1	Common Stock Purchase Warrant dated June 13, 2011.
10.1	Secured Convertible Subordinated Note dated June 13, 2011.
10.2	Security Agreement dated June 13, 2011 by and between ULURU Inc. and Kerry P. Gray.
99.1	Press Release issued by ULURU Inc. dated June 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: June 14, 2011	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer

Exhibits

Exhibit No.	Description
4.1	Common Stock Purchase Warrant dated June 13, 2011.
10.1	Secured Convertible Subordinated Note dated June 13, 2011.
10.2	Security Agreement dated June 13, 2011 by and between ULURU Inc. and Kerry P. Gray.
99.1	Press Release issued by ULURU Inc. dated June 14, 2011.